UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 12, 2008
MedQuist Inc.
(Exact Name of Issuer as Specified in Charter)

New Jersey	0-19941	22-2531298
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

1000 Bishops Gate Blvd., Suite 300	08054
Mt. Laurel, New Jersey	(Zip Code)
(Address of Principal Executive Offices)
(856) 206-4000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition.
On May 12, 2008, MedQuist Inc., a New Jersey corporation (the “Company”), issued a press release announcing financial results for the first fiscal quarter ended March 31, 2008. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference.
The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit relating to Item 2.02 is furnished with this report on Form 8-K:

99.1	Press Release of MedQuist Inc. issued on May 12, 2008.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995.
Statements in this Current Report on Form 8-K regarding the Company’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statement, see the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and discussions of potential risks and uncertainties in the Company’s subsequent filings with the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.
Date: May 13, 2008	By:	/s/ Howard S. Hoffmann
		Name:	Howard S. Hoffmann
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release of MedQuist Inc. issued on May 12, 2008.